UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2026

Erasca, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40602	83-1217027
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3115 Merryfield Row Suite 300
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 465-6511

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ERAS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 21, 2026, Erasca, Inc. (the “Company”) narrowed the time period for the anticipated Phase 1 monotherapy data readout for the Company’s pan-RAS molecular glue ERAS-0015 from the AURORAS-1 and JYP0015M101 clinical trials to no later than mid-May of 2026, from the prior guidance of the first half of 2026. The Company is evaluating ERAS-0015 in the AURORAS-1 Phase 1 trial in patients with RAS-mutant solid tumors, and the Company’s licensor, Guangzhou Joyo Pharmatech Co., Ltd. (Joyo), is evaluating ERAS-0015 in the JYP0015M101 trial in China in patients with advanced solid tumors harboring specific RAS mutations.

Forward-Looking Statements

The Company cautions you that statements contained in this report regarding matters that are not historical facts are forward-looking statements. The forward-looking statements are based on the Company’s current beliefs and expectations and include, but are not limited to statements regarding the timing of the anticipated data readout of the AURORAS-1 and JYP0015M101 clinical trials. Actual results may differ from those set forth in this report due to the risks and uncertainties inherent in the Company’s business, including, without limitation the risks described in the Company’s prior filings with the SEC, including under the heading “Risk Factors” in its annual report on Form 10-K for the year ended December 31, 2025, and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Erasca, Inc.

Date:	April 21, 2026	By:	/s/ Ebun Garner
Chief Legal Officer